UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 20, 2012

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On September 24, 2012, the Company announced the promotion of Robert K. (Kelly) Ortberg to President of the Company with Clayton M. Jones continuing to serve as Chairman and Chief Executive Officer of the Company. Phillip J. Jasper was appointed Executive Vice President and Chief Operating Officer, Government Systems. The Company's press release announcing these management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Each of Mr. Jones and Mr. Ortberg is departing from his prior position described in the Company's Annual Report on Form 10-K for the year ended September 30, 2011 (“Form 10-K”) and is appointed to the new position effective September 20, 2012. Information about each of these two executives can be found in the Company's Form 10-K.

Phillip J. Jasper (44) previously served as Vice President of Business Development, Government Systems from May 2010 to September 2012; and Vice President and General Manager, Mobility and Rotary Wing Solutions prior thereto. There are no relationships or arrangements regarding Mr. Jasper that are disclosable pursuant to Items 401(b), 401(d) or 404(a) of Regulation S-K.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2012, the Board of Directors of Rockwell Collins, Inc. (the “Company”) approved and adopted the Amended and Restated By-Laws of the Company as part of the Board's periodic review of corporate governance matters.

The Amended and Restated By-Laws include the following amendments:

(i)	permitting the Board to postpone shareowner meetings upon prior public notice (Article II, Section 4);
(ii)
expanding the notice and related requirements for shareowners to make nominations or submit other business at an annual or special meeting of shareowners, including requiring that the notice contain various prescribed information and, beginning in 2013 for annual meetings, requiring written notice between 120 days and 150 days prior to the first anniversary of the preceding year's annual meeting (Article II, Section 8);

(iii)	for the avoidance of doubt, clarifying that the voting standards of the stock exchange applicable to the Company take precedence over the voting standards in the By-Laws (Article II, Section 10);
(iv)	clarifying that the Board shall select the Chairman of the Board (Article III, Section 4);
(v)	expressly allowing the Board and its committees to act by unanimous consent (including by electronic transmission) (Article III, Section 14);
(vi)	expressly allowing the Board and its committees to participate by means of telephone or other communications equipment (Article III, Section 15);
(vii)	clarifying certain indemnification obligations of the Company, including the Company's obligation to advance expenses (Article III, Section 16);
(viii)	updating the list and duties of officers, including the separation of the roles of Chief Executive Officer and President (Article V);
(ix)	modernizing the provision relating to share certificates to conform with changes to Delaware law that no longer require certificated shares (Article VII, Section 1); and
(x)	other minor conforming changes.

The Amended and Restated By-Laws took effect upon adoption by the Board. The foregoing is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws attached hereto as Exhibit 3-b-1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

3-b-1    By-Laws of the Company, as amended and restated effective September 20, 2012

99.1 Press Release of the Company dated September 24, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated:	September 26, 2012	By:	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Exhibit Index
3-b-1	By-Laws of the Company, as amended and restated effective September 20, 2012
99.1	Press Release of the Company dated September 24, 2012